UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 24, 2017

Commission File Number	Registrant, State of Incorporation, Address And Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Boulevard, N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 24, 2017. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Juanita Powell Baranco	623,154,617	9,826,472	3,339,202	228,527,303
Jon A. Boscia	626,423,357	6,426,130	3,470,804	228,527,303
Henry A. Clark III	605,430,338	27,520,527	3,369,426	228,527,303
Thomas A. Fanning	606,947,938	23,482,809	5,889,544	228,527,303
David J. Grain	606,825,016	26,078,221	3,417,054	228,527,303
Veronica M. Hagen	623,275,410	9,749,805	3,295,076	228,527,303
Warren A. Hood, Jr.	626,309,610	6,526,357	3,484,324	228,527,303
Linda P. Hudson	610,966,463	22,123,254	3,230,574	228,527,303
Donald M. James	599,095,876	33,756,349	3,468,066	228,527,303
John D. Johns	607,776,555	25,042,735	3,501,001	228,527,303
Dale E. Klein	605,770,253	27,168,691	3,381,347	228,527,303
William G. Smith, Jr.	623,686,802	9,001,597	3,631,892	228,527,303
Steven R. Specker	604,033,564	28,867,198	3,419,529	228,527,303
Larry D. Thompson	624,719,557	8,079,236	3,521,498	228,527,303
E. Jenner Wood III	627,337,127	5,470,731	3,512,433	228,527,303

2.
The proposal to approve an amendment to the certificate of incorporation to reduce the supermajority vote requirements to a majority vote, which pursuant to the certificate of incorporation requires the affirmative vote of two-thirds of the issued and outstanding shares, was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
615,602,982	15,460,262	5,257,047	228,527,303

3.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
384,353,212	244,037,148	7,929,931	228,527,303

4.	The stockholders voted, on an advisory basis, to conduct future advisory votes to approve the compensation of the Company’s named executive officers as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
609,986,261	6,404,274	14,286,734	5,643,022	228,527,303

In connection with the Annual Meeting, the Board of Directors of the Company recommended that stockholders vote to conduct future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. In light of such recommendation and considering the strong support for an annual vote as reflected in the above voting results, the Board of Directors, on May 24, 2017, determined that the Company will conduct future advisory votes to approve the compensation of the Company’s named executive officers annually.

5.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
847,318,247	13,181,708	4,347,639	0

6.	The stockholder proposal on a report on strategy for international energy agency 2°C scenario was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
280,493,015	333,201,791	22,625,485	228,527,303

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	THE SOUTHERN COMPANY

	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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